                                                                   EXHIBIT 99.16

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, hereby makes, constitutes, and appoints R. Jay Gerken, Thomas C. Mandia, Robert
M. Nelson and William J. Renahan, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director of the Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc and Salomon Brothers Institutional Series Funds Inc, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 11th day of December 2003.

/s/ Carol L. Colman
-------------------
Carol L. Colman

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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, hereby makes, constitutes, and appoints R. Jay Gerken, Thomas C. Mandia, Robert
M. Nelson and William J. Renahan, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director of the Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc and Salomon Brothers Institutional Series Funds Inc, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 10th day of December, 2003.

/s/ Daniel P. Cronin
--------------------
Daniel P. Cronin

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                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

                                POWER OF ATTORNEY

Leslie H. Gelb, whose signature appears below, hereby constitutes, and appoints Heath B. McLendon, William Renahan, and Robert Vegliante, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Series Funds Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Leslie H. Gelb
                                             ------------------
                                             Leslie H. Gelb

August 29, 2002

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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, hereby makes, constitutes, and appoints R. Jay Gerken, Robert A. Vegliante, Robert M. Nelson and William J. Renahan, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director of the Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc and Salomon Brothers Institutional Series Funds Inc, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 31st day of July, 2003.

/s/ William R. Hutchinson
---------------------------
William R. Hutchinson

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                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

                                POWER OF ATTORNEY

Dr. Riordan Roett, whose signature appears below, hereby constitutes, and appoints Heath B. McLendon, William Renahan, and Robert Vegliante, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Series Funds Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Riordan Roett
                                             -----------------
                                             Dr. Riordan Roett

August 29, 2002

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                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

                                POWER OF ATTORNEY

Jeswald W. Salacuse, whose signature appears below, hereby constitutes, and appoints Heath B. McLendon, William Renahan, and Robert Vegliante, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them may deem necessary or advisable or which may be required to enable Salomon Brothers Variable Series Funds Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                         /s/ Jeswald W. Salacuse
                                         -----------------------
                                         Jeswald W. Salacuse

August 29, 2002

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                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, hereby makes, constitutes, and appoints R. Jay Gerken, Thomas C. Mandia, Robert
M. Nelson and William J. Renahan, and each and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as an officer of the Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc and Salomon Brothers Institutional Series Funds Inc, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 11th day of December, 2003.

/s/ Andrew B. Shoup
---------------------
Andrew B. Shoup